EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB for the year ended December 31, 2002, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of Nathaniel Energy Corporation


Dated  April 14, 2003                       By:  /s/  Gene Bailey
                                                 ---------------------------
                                                 Name:  Gene Bailey
                                                 Title:  Chief Financial Officer
                                                 Nathaniel Energy Corporation